SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

Citigroup Mortgage Loan Trust 2007-AHL2
(as issuing entity)

Citigroup Mortgage Loan Trust Inc.
(as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2007, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2007-AHL2)

Citigroup Global Markets Realty Corp.
(as sponsor)

Delaware	333-138237-14	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01                      Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On May 31, 2007, a single series of certificates, entitled Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Certificates, Series 2007-AHL2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the “Depositor”), Countrywide Home Loans Servicing LP (the “Servicer”), Citibank, N.A. (the “Trust Administrator”) and U.S. Bank National Association, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2 Certificates,” the  “Class A-3A Certificates,” the “Class A-3B Certificates,” the “Class A-3C Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” the “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class M-10 Certificates,” the “Class CE Certificates,” the “Class P Certificates,” the “Class R Certificates” and the “Class R-X Certificates”.  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate and adjustable-rate first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $923,809,290.51 as of May 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to (i) the related Mortgage Loan Purchase Agreement, dated May 16, 2007 (the “Mortgage Loan Purchase Agreement”), between Citigroup Global Markets Realty Corp. (the “Seller”) and the Depositor.  The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to the Underwriting Agreement, attached here as Exhibit 1.1, dated May 16, 2007, between the Depositor and the Representative and to Citigroup Global Markets Inc. (in such capacity, the “Initial Purchaser”) pursuant to the Certificate Purchase Agreement, dated May 31, 2007 between the Depositor and the Initial Purchaser.

The Certificates have the following Initial Certificate Principal Balances, Pass-Through Rates and Ratings:

Class	Initial Certificate Principal Balance	Pass-Through Rate	Ratings
			Moody’s	S&P
Class A-1	$ 170,686,000.00	Variable(1)	Aaa	AAA
Class A-2	$ 172,981,000.00	Variable(1)	Aaa	AAA
Class A-3A	$ 205,469,000.00	Variable(1)	Aaa	AAA
Class A-3B	$ 129,405,000.00	Variable(1)	Aaa	AAA
Class A-3C	$ 32,792,000.00	Variable(1)	Aaa	AAA
Class M-1	$ 42,495,000.00	Variable(1)	Aa1	AA+
Class M-2	$ 38,338,000.00	Variable(1)	Aa2	AA
Class M-3	$ 13,395,000.00	Variable(1)	Aa3	AA-
Class M-4	$ 16,167,000.00	Variable(1)	A1	A+
Class M-5	$ 12,471,000.00	Variable(1)	A2	A
Class M-6	$ 11,086,000.00	Variable(1)	A3	A-
Class M-7	$ 10,162,000.00	Variable(1)	Baa1	BBB+
Class M-8	$ 8,776,000.00	Variable(1)	Baa2	BBB
Class M-9	$ 9,700,000.00	Variable(1)	Baa3	BBB-
Class M-10	$ 13,395,000.00	Variable(1)	Ba1	BB+
Class CE Interest	$ 36,491,190.51	Variable (2)	NR	NR
Class P	$ 100.00	N/A	NR	NR
Class R	100% Interest	N/A	NR	NR
Class R-X	100% Interest	N/A	NR	NR

(1) Calculated as described in the Prospectus Supplement.
(2) Calculated as set forth in the Pooling and Servicing Agreement.

The Certificates (other than the Class A-1 Certificates, Class A-2 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated May 16, 2007, the Preliminary Prospectus Supplement, dated May 15, 2007 and the Prospectus Supplement, dated May 16, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 16, 2007, by and between the Depositor and the Representative, relating to the Series 2007-AHL2 Certificates.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2007, by and among Citigroup Mortgage Loan Trust Inc., the Servicer, the Trust Administrator and the Trustee, relating to the Series 2007-AHL2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     June 15, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Matthew R. Bollo
Name:	Matthew R. Bollo
Title:	Assistant Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 16, 2007, by and between the Depositor and the Representative, relating to the Series 2007-AHL2 Certificates.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2007, by and among Citigroup Mortgage Loan Trust Inc., the Servicer, the Trust Administrator and the Trustee, relating to the Series 2007-AHL2 Certificates.